Ecofin Sustainable Water Fund
Supplement dated April 6, 2023 to the Fund’s
Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”),
each dated March 31, 2023, as amended

Based upon a recommendation by Tortoise Capital Advisors, L.L.C. (the “Adviser”), the Board of Trustees (the “Board”) of Managed Portfolio Series (the “Trust”) has approved a plan of liquidation for the Ecofin Sustainable Water Fund (the “Fund”), a series of the Trust, pursuant to which the Fund will be liquidated on or around April 21, 2023 (the “Liquidation” or the “Liquidation Date”).  The Adviser has determined that the Fund has limited prospects for meaningful growth. As a result, the Adviser and the Board believe that the Liquidation of the Fund is in the best interests of its shareholders.
In anticipation of the Liquidation, effective as of the close of trading on the New York Stock Exchange (“close of business”) on April 11, 2023, the Fund is closed to new investments. In addition, effective immediately, the Adviser may begin an orderly transition of the Fund’s portfolio securities to cash and cash equivalents and the Fund will cease investing its assets in accordance with its investment objective and policies.
Shareholders may voluntarily redeem shares of the Fund, as described in the Fund’s Prospectus, before the Liquidation Date. Shareholders remaining in the Fund until the Liquidation Date may bear increased transaction fees in connection with the disposition of the Fund’s portfolio holdings. If the Fund has not received your redemption request or other instruction prior to the close of business on April 21, 2023, your shares will be automatically redeemed on the Liquidation Date.
Prior to the Liquidation Date, the Fund may declare one or more dividends to all holders of record as of a date or dates to be determined consisting of any undistributed income and capital gains (net of available capital loss carryovers) of the Fund. Prior notice of any such dividends will be posted to the following website: https://etp.ecofininvest.com.
If you take no action prior to the Liquidation Date, your shares will be automatically redeemed on the Liquidation Date. Remaining shareholders as of the Liquidation Date will receive a liquidating distribution in an amount equal to the net asset value of their Fund shares, less any required withholding. For shareholders that hold their shares in a taxable account, the redemption of Fund shares will generally be treated as any other redemption of shares (i.e., a sale that may result in a gain or loss for federal income tax purposes).
If you hold your shares in an individual retirement account (an “IRA”), you have 60 days from the date you receive your proceeds to reinvest or “rollover” your proceeds into another IRA and maintain their tax-deferred status.  You must notify the Fund’s transfer agent at 855-TCA-FUND (855-822-3863) prior to April 21, 2023 of your intent to rollover your IRA account to avoid withholding deductions from your proceeds.
If the redeemed shares are held in a qualified retirement account such as an IRA, the redemption proceeds may not be subject to current income taxation. You should consult with your tax advisor on the consequences of this redemption to you.  Liquidation proceeds will be issued to all shareholders of record as of the close of business on the Liquidation Date.

Please retain this supplement for future reference.